UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
              (Registrant's telephone number, including area code)

Date of fiscal year end:  DECEMBER 31, 2006
                          -----------------

Date of reporting period:  JUNE 30, 2006
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                                CAPITAL ADVISORS
                                  GROWTH FUND

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 2006

                          CAPITAL ADVISORS GROWTH FUND

July 25, 2006

Dear Shareholder,

A glance at the Fund's top-10 holdings in the table on page 4 reveals four companies from the energy sector. In total energy stocks currently represent the single largest weighting in the Fund at around 25%, and will therefore have the greatest influence on the overall outcome of your investment in the Fund for the remainder of 2006, if not longer.

When we began building exposure to the energy sector in the Fund two-and-a-half years ago the idea that the world might be facing a secular shift toward higher energy prices was a minority opinion voiced by just a relative handful of commentators.1<F1> Today the realities of the world energy markets voiced by this vocal minority a few years ago are increasingly well documented by a much broader cast, including executives from several of the world's largest oil companies, heads of state, and various government and industry-sponsored research services like the U.S. Department of Energy and the International Energy Agency (IEA). Analysis from many of these sources suggests the average price of oil should be much higher over the next few years relative to the 20-year period prior to 2003.

The crux of the issue is the fact that no "major" new oil fields have been discovered worldwide in over 35 years, while most of the existing "elephant" reservoirs upon which global demand is met have either reached peak production, or seem likely to do so within the next 5-10 years. A reservoir reaches peak production when approximately half its recoverable reserves have been produced, after which the volume of oil that can be extracted from the reservoir in any given period goes into permanent decline.

Although there are numerous promising opportunities for new energy supplies throughout the world, including the Canadian oil sands and various exploratory fields off the coast of Africa and in the Caspian Sea, it will still take years for whatever reserves exist in these fields to reach the market in sufficient volume to make a difference in the current tight balance between supply and demand.

The same can be said of alternative energy sources like wind, solar, and conversion technologies (gas-to-liquids; coal-to-liquids and ethanol and bio-diesel produced from agricultural feed stocks). Each of these technologies may hold merit in the long-run, but none represents a near-term solution to the reality that global demand for oil is dangerously close to exceeding the available supply of annual production.

Despite near-term limitations on the supply side of the energy markets, demand seems destined to keep marching higher. Since oil accounts for 98% of the fuel used by the world's cars, trucks and planes it is nearly impossible for the global economy to grow larger without consuming incrementally greater quantities of oil with each successive period of expansion. Moreover, the higher the total consumption figure grows over time - total global oil consumption is about 85 million barrels per day at present - the greater the challenge to the world's oil producers to simply replace existing reserves lost to depletion, much less grow the total available for incremental demand.

The precarious state of the world energy market has important geopolitical ramifications as well. Consider, for instance, that 90% of the world's estimated untapped (conventional) oil reserves are controlled by governments, or state-owned oil companies, much of which resides in such bastions of stability as Iran (10.3% of estimated world reserves), Iraq (8.9%), Kuwait (7.8%),Venezuela (6.2%), Russia (4.6%), Libya (3.0%), and Nigeria (2.8%). For
reference, the United States and Canada combined are estimated to hold 15.5% of global reserves (Canada 13.8%; U.S. 1.7%), while Saudi Arabia is number-one with 20.4% of total estimated worldwide reserves.2<F2>

For these reasons we believe the path of oil prices over the coming two-to-three years will be critical to the global macro-economic picture. Investors should expect the behavior of energy markets to have profound effects upon world economic growth, national trade positions (i.e. deficits and surpluses), currencies, interest rates, national monetary policies, and geopolitical instabilities in the years to come. Scenarios in which oil rises above $100 per barrel, or even becomes temporarily insufficient at any price, seem realistic in light of current supply and demand fundamentals.

We believe any successful investment strategy for the next few years will require participation on the right side of the influence of oil prices. For now we believe the right side of this trade is to be "long" energy by owning companies who control existing production and reserves of oil, natural gas, and coal, and by avoiding industries whose profitability is most vulnerable to rising fuel costs.

We believe the roughly 25% commitment to energy companies the Fund currently directs on your behalf offers a valuable hedge against a number of macro risks to the financial markets that might be triggered by disruptions in the energy markets. In addition to risk management benefits, we believe energy stocks offer an opportunity for profit should the stock market capitalize (in the form of higher stock prices) the growth in earnings and asset values these companies experience when oil and gas prices fluctuate anywhere near recent levels.

To quantify the earnings potential of the sector we combine a near-term commodity price forecast from the Energy Information Administration (EIA - a division of the U.S. Department of Energy) with an earnings model matrix from Oppenheimer & Co. analyst, Fadel Gheit. The June 2006 "Short-Term Energy Outlook" report from the EIA predicts the WTI crude oil spot price will average $68 in both 2006 and 2007. The same report forecasts U.S. natural gas will average $7.74 per mcf in 2006 and $8.81 in 2007. If you plug these assumed commodity prices into a sensitivity model developed by Mr. Gheit for several widely held stocks in the energy sector the earnings-per-share forecasts for next year come out as follows:

                           RECENT             EST. EPS            IMPLIED
COMPANY3<F3>          STOCK PRICE4<F4>          2007             P/E RATIO
------------          ----------------          ----             ---------
Anadarko Petroleum          $ 42               $ 7.42               5.7
Apache                      $ 63               $ 9.08               6.9
BP                          $ 68               $ 7.61               8.9
Chevron                     $ 64               $ 7.83               8.2
ConocoPhillips              $ 64               $ 9.70               6.6
Devon Energy                $ 57               $ 8.40               6.8
Exxon Mobil                 $ 64               $ 6.66               9.6
Marathon                    $ 84               $10.57               7.9
Occidental                  $100               $10.60               9.4
Noble Energy                $ 45               $ 6.70               6.7
Royal Dutch                 $ 69               $ 8.76               7.9
Suncor Energy               $ 78               $ 5.72               13.6
                            ----               ------               ----
                         AVERAGE 2007 EST. P/E RATIO -              8.2

As implied by an average forward price-to-earnings ratio (P/E) of just 8.2 (for comparison, the S&P 500 Index currently trades at 14.8 times Zacks consensus earnings estimate for 2007), energy stocks seem dirt-cheap if the near-term commodity price forecast from the EIA turns out to be approximately right.

As a closing thought on the energy sector we note that the same EIA report that offers a "base-case" forecast for the price of oil in 2007 of $68 per barrel also forecasts that total worldwide demand for oil will equal global supply at
87.5 million barrels per day next year, thereby yielding worldwide spare capacity of zero for the first time in world history. The point being that should the EIA's forecast for the price of oil miss its mark over the near-term, our best guess is that it will be too low!

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2006 were as follows:

SECURITY                 NO. SHARES   COST/SHARE    MARKET/SHARE   PORTFOLIO %
--------                 ----------   ----------    ------------   -----------
Occidental Petroleum        9,500        58.94         102.55           5.9
Anadarko Petroleum         17,200        29.79          47.69           5.0
Brookfield Asset Mgt.      18,975        32.71          40.62           4.7
ConocoPhillips             11,000        54.80          65.53           4.4
Apache Corp.               10,200        52.90          68.25           4.2
Best Buy                   12,000        24.82          54.84           4.0
Constellation Brands       24,400        22.33          25.00           3.7
Nordstrom                  15,300        23.81          36.50           3.4
Amgen                       8,275        46.20          65.23           3.3
Qualcomm                   13,290        29.42          40.07           3.2

Of the 34 common stocks held by the Fund as of June 30, 2006, the 10 largest holdings represented 41.8% of total assets.

PURCHASES AND SALES

A few of the larger positions added to the Fund since the year-end report included APPLE COMPUTER, NASDAQ STOCK MARKET, INC., and PEABODY ENERGY. Notable positions eliminated from the Fund during the first half of the year were L-3 COMMUNICATIONS, WRIGLEY and XM SATELLITE RADIO. A brief review of these changes follows:

NEW PURCHASES

APPLE COMPUTER (NASDAQ:  AAPL)
------------------------------
We believe APPLE represents the best way to participate in the likely migration of $12 billion+ in annual "recorded media" revenue worldwide from traditional distribution channels like CDs and DVDs to digital platforms based upon personal computers and mobile devices like the iPod. We expect three variables can drive APPLE'S stock price higher in coming years 1) Increased sales of digital devices, including iPods (currently a 40 million installed base, with expectations of a 10-fold increase over time), iPod Video, and the iLife suite products; 2) Growth in APPLE'S Macintosh computer market share from its current 2.25% to the 5% to 7% range; and 3) A rising trend in the company's operating margin from the low double-digit range today to at least 15% in a few years.

NASDAQ STOCK MARKET, INC. (NASDAQ:  NDAQ)
-----------------------------------------
NASDAQ (the company) operates the largest electronic equity market (the NASDAQ) in the U.S., and the second largest equity market of any format (i.e. electronic, or not) in the world. We expect NASDAQ can deliver rapid earnings growth over the next few years as the company transitions its business model from that of a wholly-owned subsidiary of a membership organization (the National Association of Securities Dealers, or NASD) to a profit-maximizing independent corporation. Longer-term investors in the Fund may remember its favorable experience with the stock of CHICAGO MERCANTILE EXCHANGE HOLDINGS
(CME) in 2004 when CME underwent a similar transition to profit-maximizing independence. From an expected earnings base of around $0.65 per share in 2006 we believe NASDAQ can produce earnings of around $1.65 in 2007 and $2.00 +/- in 2008. If these earnings estimates turn out to be reasonably close, we believe a $50 price target for the stock is realistic within two years.

PEABODY ENERGY (NYSE:  BTU)
---------------------------
PEABODY is the world's largest private-sector coal company in terms of both annual production and un-mined reserves. We see two catalysts driving value creation for PEABODY'S stock over both the near and longer-term time horizons:

NEAR-TERM - PEABODY'S earnings seem positioned to grow at a very rapid rate over the next two-to-three years as older production contracts embedded with lower coal prices are renewed at today's much higher average price quote. The company expects to re-price approximately 8 million tons of annual production in 2006, 75 million tons in 2007, and 140 million tons in 2008. After a prosperous year in 2005 when PEABODY reported earnings per share of $1.59, analysts estimate the company can earn around $2.40 per share in 2006, $3.45 in 2007, and $4.80 plus-or-minus in 2008. If these earnings estimates prove near the mark PEABODY would enjoy earnings growth of approximately 45% per annum over the next three years, resulting in a tripling of the company's earning power relative to the 2005 level.

LONGER-TERM - We expect investors might re-value the entire coal sector at a higher level due to a reassessment of the intrinsic value of coal reserves. For example, if the world's major hydrocarbon energy sources are priced on a unit-of-energy-equivalent basis, coal appears dramatically under-priced relative to oil and natural gas.

Consider the following comparison between PEABODY and EXXON MOBIL: The "energy value" of PEABODY'S proved and probable reserve base of coal is estimated to be 185 quadrillion Btus (i.e. "British Thermal Units," a unit measure for energy). The Btu-equivalent measure for EXXON MOBIL'S reserves of oil and natural gas is estimated to be 122 quadrillion Btus. On a stock-market-value-per-Btu basis EXXON MOBIL'S reserves are valued in the market at $3.17 per Btu, compared to just $0.10 for PEABODY. Another way to put this metric into perspective is to note that the energy value (in Btus) of PEABODY'S current reserve base of coal exceeds that of the entire natural gas reserves of the continental United States.

ELIMINATED POSITIONS

L-3 COMMUNICATIONS (NYSE:  LLL)
-------------------------------
L-3 was removed from the Fund during the second quarter due to concerns regarding the sustainability of its growth rate. While L-3 has proven to be adept at finding and integrating valuable acquisitions into its business over the years, we believe the Company faces the following challenges to sustain its historic pace of acquisition-supported growth: 1) After integrating nearly 100 acquisitions over the past eight years, we believe remaining opportunities are less attractive to L-3 from both a price, and potential impact to the company perspective; and 2) Increased competition (both for contracts and for acquisitions) from prime defense contractors like NORTHROP GRUMMAN, GENERAL DYNAMICS, and LOCKHEED MARTIN, who seem increasingly intent on diversifying their business away from "platform" projects like shipbuilding and fighter jets, to smaller "modernization" projects which are the core of L-3'S business.

We were prompted to action in our decision to sell L-3 stock by the discovery of evidence of back-dating of management stock options at the company over the last five years, and by our concerns regarding the lack of a publicly disclosed succession plan for company co-founder and CEO, Frank Lonza.

WRIGLEY (NYSE:  WWY)
--------------------
WRIGLEY was sold from the Fund due to concerns that some combination of analyst earnings estimate reductions and heightened integration risk surrounding WRIGLEY'S acquisition of KRAFT FOODS' confectionary division might keep a lid on the stock for the foreseeable future. Integration risk seemed particularly relevant in the case of WRIGLEY due to management's limited track record with executing major acquisitions.

XM SATELLITE RADIO (NASDAQ:  XMSR)
----------------------------------
We sold XMSR from the Fund during the second quarter due to concerns regarding recent industry developments, company specific decisions, and the emergence of consumer electronic "substitutes" which we felt compromised the company's long-term growth potential. We were particularly concerned with the rising cost of content for the satellite radio industry, as highlighted by the $500 million agreement XMSR competitor SIRIUS SATELLITE RADIO signed with talk radio icon, Howard Stern, and with the emergence of alternative content distribution platforms like APPLE COMPUTER'S popular iPod family of portable MP3 devices.

WINNERS AND LOSERS

The three stocks that benefited the Fund's performance most significantly during the first half of the year included a retailer (BEST BUY), an asset management company (BROOKFIELD ASSET MANAGEMENT), and an energy company (OCCIDENTAL PETROLEUM).

Three stocks that detracted from the Fund's return most substantially during the first six months of the year were EBAY, XM SATELLITE RADIO, and ABERCROMBIE & FITCH. The Fund sold its position in XM SATELLITE RADIO (XMSR) in May at a price much higher than its most recent quoted value. Even so, the Fund's investment in XMSR resulted in a net loss for the portfolio.

In the case of EBAY and ABERCROMBIE & FITCH, the Fund still enjoyed an unrealized profit in both positions as of June 30, 2006, even though both stocks were poor performers during the first half of the year.

OUTLOOK

In hindsight, we were overly optimistic coming into this year that the Fed might complete its monetary tightening cycle within the first few months of 2006, thereby clearing the way (we hoped) for a more robust stock market environment throughout the remainder of the year. Our optimism at the time was based on the notion that a pause in the Fed's tightening campaign might have eliminated one of the greatest perceived risks in the stock market today - that of a Fed "overshoot" in which a monetary policy mistake might trigger an economic recession in the U.S.

Although we are now beyond the mid-point in the year and we're still waiting for the Fed to pause, the stock market's enthusiastic reaction to any hints that the Fed might finally halt its tightening campaign, like the two 200-point rallies in the Dow on June 29 and July 19, suggests there is a healthy appetite for U.S. stocks once the risk of a Fed overshoot is removed from the equation.

Recent "body language" from the Fed, and trading in Fed Funds futures markets, suggests the current tightening cycle might (finally) be complete by the fall. Such a scenario, if it unfolds, could allow for a stronger finish to the year in the stock market, and an opportunity for a respectable outcome for investors in the Fund for the year as a whole.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

/s/Richard E. Minshall             /s/Keith C. Goddard
Richard E. Minshall                Keith C. Goddard, CFA
Chief Investment Officer           Portfolio Manager
Capital Advisors Growth Fund       Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.   President & CEO, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Richard E. Minshall and Keith C. Goddard, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS, HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES. THE FUND IS NON-DIVERSIFIED, MEANING IT CONCENTRATES ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND IS MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY THAN A DIVERSIFIED FUND.

The term "price-earnings ratio ("P/E")", when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market. A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio. The figure is calculated by dividing a company's stock price by its earnings per share.

The term "earnings per share," when used in this letter, refers to a commonly utilized measurement of company profits. It is calculated by dividing a company's net income by its common shares outstanding.

Must be preceded or accompanied by a current prospectus. Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 08/06

1<F1> Analysts we referenced at the time included (alphabetically) Horace W. Brock, Boone Pickens, Jim Rogers and Matthew Simmons.
2<F2> The source for the various national reserve positions quoted here is the Energy Information Administration (EIA) "International Energy Outlook - 2006"
3<F3> Not all companies listed here are included in the Fund's portfolio. This basket of companies was chosen to offer a broad cross-section for the energy sector as a whole.
4<F4>     Stock prices as of the close on July 21, 2006.

EXPENSE EXAMPLE AT JUNE 30, 2006 (UNAUDITED)


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/06 - 6/30/06).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          BEGINNING          ENDING          EXPENSES PAID
                        ACCOUNT VALUE    ACCOUNT VALUE       DURING PERIOD
                            1/1/06          6/30/06      1/1/06 - 6/30/06*<F5>
                            ------          -------      ---------------------
Actual                    $1,000.00         $ 983.90             $7.38
Hypothetical (5% return   $1,000.00        $1,017.36             $7.50
before expenses)

*<F5> Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

ALLOCATION OF PORTFOLIO ASSETS - JUNE 30, 2006 (UNAUDITED)

Aerospace & Defense                         2%
Air Freight & Logistics                     3%
Basic Resources                             3%
Beverages                                   6%
Biotechnology                               3%
Communications Equipment                    9%
Diversified Financial Services              3%
Diversified Industrial                      2%
Energy                                      4%
Financial Services                          2%
Health Care Equipment & Supplies            2%
Information Retrieval Services              2%
Internet & Catalog Retail                   5%
Internet Software & Services                2%
IT Services                                 3%
Metal Mining                                5%
Multiline Retail                            3%
Oil & Gas                                  23%
Pharmaceuticals                             3%
Software                                    2%
Specialty Retail                           11%
Short-Term Investments                      0%
Technology/Hardware                         2%

SCHEDULE OF INVESTMENTS AT JUNE 30, 2006 (UNAUDITED)

   Shares   COMMON STOCKS - 98.23%                                    Value
   ------   ----------------------                                    -----

            AEROSPACE & DEFENSE - 2.54%
    11,500  Empresa Brasileira de Aeronautica SA - ADR            $   419,405
                                                                  -----------
            AIR FREIGHT & LOGISTICS - 2.62%
     3,700  FedEx Corp.                                               432,382
                                                                  -----------
            BASIC RESOURCES - 2.70%
     8,000  Peabody Energy Corp.                                      446,000
                                                                  -----------
            BEVERAGES - 5.87%
    24,400  Constellation Brands, Inc. - Class A*<F6>                 610,000
     6,000  PepsiCo, Inc.                                             360,240
                                                                  -----------
                                                                      970,240
                                                                  -----------
            BIOTECHNOLOGY - 3.27%
     8,275  Amgen, Inc.*<F6>                                          539,778
                                                                  -----------
            COMMUNICATIONS EQUIPMENT - 8.56%
     9,500  Cisco Systems, Inc.*<F6>                                  185,535
    23,000  Nokia Oyj - ADR                                           465,980
    13,290  QUALCOMM, Inc.                                            532,530
     3,300  Research In Motion Ltd.*<F6>#<F7>                         230,241
                                                                  -----------
                                                                    1,414,286
                                                                  -----------
            DIVERSIFIED FINANCIAL SERVICES - 3.09%
     1,040  Chicago Mercantile Exchange Holdings, Inc.                510,796
                                                                  -----------
            DIVERSIFIED INDUSTRIAL - 1.72%
     3,525  3M Co.                                                    284,714
                                                                  -----------
            ENERGY - 4.37%
     6,200  Marathon Oil Corp.                                        516,460
     3,600  Unit Corp.*<F6>                                           204,804
                                                                  -----------
                                                                      721,264
                                                                  -----------
            FINANCIAL SERVICES - 1.99%
    11,000  Nasdaq Stock Market, Inc.*<F6>                            328,900
                                                                  -----------
            HEALTH CARE EQUIPMENT & SUPPLIES - 2.27%
     8,000  Medtronic, Inc.                                           375,360
                                                                  -----------
            INFORMATION RETRIEVAL SERVICES - 2.03%
       800  Google, Inc. - Class A*<F6>                               335,464
                                                                  -----------
            INTERNET & CATALOG RETAIL - 4.52%
    12,775  Coldwater Creek, Inc.*<F6>                                341,859
    13,800  eBay, Inc.*<F6>                                           404,202
                                                                  -----------
                                                                      746,061
                                                                  -----------
            INTERNET SOFTWARE & SERVICES - 2.38%
    11,900  Yahoo! Inc.*<F6>                                          392,700
                                                                  -----------
            IT SERVICES - 2.79%
     9,300  CheckFree Corp.*<F6>                                      460,908
                                                                  -----------
            METAL MINING - 4.67%
    18,975  Brookfield Asset Management,
              Inc. - Class A#<F7>                                     770,765
                                                                  -----------
            MULTILINE RETAIL - 3.38%
    15,300  Nordstrom, Inc.                                           558,450
                                                                  -----------
            OIL & GAS - 22.38%
    17,200  Anadarko Petroleum Corp.                                  820,268
    10,200  Apache Corp.                                              696,150
    11,000  ConocoPhillips                                            720,830
     9,500  Occidental Petroleum Corp.                                974,225
     5,980  Suncor Energy, Inc.#<F7>                                  484,440
                                                                  -----------
                                                                    3,695,913
                                                                  -----------
            PHARMACEUTICALS - 2.72%
     8,340  Novartis AG - ADR                                         449,693
                                                                  -----------
            SOFTWARE - 1.59%
    11,260  Microsoft Corp.                                           262,358
                                                                  -----------
            SPECIALTY RETAIL - 10.95%
     8,860  Abercrombie & Fitch Co. - Class A                         491,110
    12,000  Best Buy Co., Inc.                                        658,080
     7,075  CarMax, Inc.*<F6>                                         250,879
    12,000  Williams-Sonoma, Inc.                                     408,600
                                                                  -----------
                                                                    1,808,669
                                                                  -----------
            TECHNOLOGY/HARDWARE - 1.82%
     5,250  Apple Computer, Inc.*<F6>                                 299,880
                                                                  -----------
            Total Common Stocks (Cost $13,749,140)                 16,223,986
                                                                  -----------
            SHORT-TERM INVESTMENTS - 0.44%
            ------------------------------
    73,084  SEI Daily Income Trust Government
              Fund - Class B (Cost $73,084)                            73,084
                                                                  -----------
            Total Investments in Securities
              (Cost $13,822,224) - 98.67%                          16,297,070
            Other Assets in Excess of Liabilities - 1.33%             219,796
                                                                  -----------
            Net Assets - 100.00%                                  $16,516,866
                                                                  -----------
                                                                  -----------
*<F6>     Non-income producing security.
#<F7>     U.S. security of a foreign issuer.
ADR - American Depository Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2006 (UNAUDITED)

ASSETS
  Investments in securities, at value
    (identified cost $13,822,224)                                 $16,297,070
  Receivables
     Investments sold                                                 205,402
     Dividends and interest                                             7,906
     Fund shares sold                                                  50,677
  Prepaid expenses                                                      9,989
                                                                  -----------
       Total assets                                                16,571,044
                                                                  -----------
LIABILITIES
  Payables
     Due to advisor                                                     4,952
     Fund shares redeemed                                              25,000
     Audit fees                                                         8,208
     Transfer agent fees                                                2,634
     Fund accounting fees                                               2,933
     Distribution fees                                                  3,355
     Administration fees                                                2,684
     Custody fees                                                         331
     Chief Compliance Officer fee                                       2,256
  Accrued other expenses                                                1,825
                                                                  -----------
       Total liabilities                                               54,178
                                                                  -----------
NET ASSETS                                                        $16,516,866
                                                                  -----------
                                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$16,516,866 / 1,128,743 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]             $14.63
                                                                       ------
                                                                       ------
COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $23,170,975
  Undistributed net investment loss                                   (49,457)
  Accumulated net realized loss on investments                     (9,079,498)
  Net unrealized appreciation on investments                        2,474,846
                                                                  -----------
       Net assets                                                 $16,516,866
                                                                  -----------
                                                                  -----------

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME
  Income
     Dividends (net of foreign tax withheld of $3,763)              $  74,550
     Interest                                                           4,610
                                                                    ---------
       Total income                                                    79,160
                                                                    ---------
  Expenses
     Advisory fees (Note 3)                                            64,308
     Distribution fees (Note 4)                                        21,436
     Administration fees (Note 3)                                      17,149
     Professional fees                                                 12,875
     Fund accounting fees                                              10,009
     Transfer agent fees                                                9,293
     Registration fees                                                  6,508
     Miscellaneous fees                                                 4,463
     Chief Compliance Officer fee (Note 3)                              4,006
     Shareholder reporting                                              3,439
     Trustee fees                                                       3,309
     Custody fees                                                       2,200
                                                                    ---------
       Total expenses                                                 158,995
       Less: advisory fee waiver (Note 3)                             (30,378)
                                                                    ---------
       Net expenses                                                   128,617
                                                                    ---------
         NET INVESTMENT LOSS                                          (49,457)
                                                                    ---------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized gain from investments                                  364,851
  Net change in unrealized depreciation on investments               (602,249)
                                                                    ---------
     Net realized and unrealized loss on investments                 (237,398)
                                                                    ---------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                  $(286,855)
                                                                    ---------
                                                                    ---------

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                  Six Months Ended
                                                                                   June 30, 2006                   Year Ended
                                                                                    (Unaudited)                December 31, 2005
                                                                                    -----------                -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                                                               $   (49,457)                  $  (129,842)
  Net realized gain from investments                                                    364,851                       509,325
  Net change in unrealized appreciation/
    (depreciation) on investments                                                      (602,249)                      523,827
                                                                                    -----------                   -----------
     NET INCREASE/(DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                                                       (286,855)                      903,310
                                                                                    -----------                   -----------
CAPITAL SHARE TRANSACTIONS
  Net increase/(decrease) in
    net assets derived from net change
    in outstanding shares (a)<F8>                                                        45,000                      (679,113)
                                                                                    -----------                   -----------
     TOTAL INCREASE/(DECREASE)
       IN NET ASSETS                                                                   (241,855)                      224,197
                                                                                    -----------                   -----------
NET ASSETS
  Beginning of period                                                                16,758,721                    16,534,524
                                                                                    -----------                   -----------
  END OF PERIOD                                                                     $16,516,866                   $16,758,721
                                                                                    -----------                   -----------
                                                                                    -----------                   -----------
  Includes undistributed net
    investment income/(loss) of:                                                    $   (49,457)                  $        --
                                                                                    -----------                   -----------
                                                                                    -----------                   -----------


(a)<F8>  A summary of share transactions is as follows:


                                                       Six Months Ended
                                                         June 30, 2006                              Year Ended
                                                          (Unaudited)                           December 31, 2005
                                                -------------------------------           -------------------------------
                                                Shares          Paid-in Capital           Shares          Paid-in Capital
                                                ------          ---------------           ------          ---------------
Shares sold                                     103,663           $ 1,580,584             166,896            $ 2,273,266
Shares redeemed                                (102,279)           (1,535,584)           (211,111)            (2,952,379)
                                               --------           -----------            --------            -----------
Net increase/(decrease)                           1,384           $    45,000             (44,215)           $  (679,113)
                                               --------           -----------            --------            -----------
                                               --------           -----------            --------            -----------

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                        Six Months
                                          Ended
                                         June 30,
                                           2006                                  Year Ended December 31,
                                       (Unaudited)          2005           2004           2003             2002            2001
                                       -----------          ----           ----           ----             ----            ----
Net asset value,
  beginning of period                     $14.87           $14.11         $12.54         $ 9.42           $13.14          $17.30
                                          ------           ------         ------         ------           ------          ------
Income from
  investment operations:
  Net investment loss                      (0.04)           (0.12)         (0.08)         (0.08)           (0.09)          (0.13)
  Net realized and
    unrealized gain/(loss)
    on investments                         (0.20)            0.88           1.65           3.20            (3.63)          (4.03)
                                          ------           ------         ------         ------           ------          ------
Total from investment
  operations                               (0.24)            0.76           1.57           3.12            (3.72)          (4.16)
                                          ------           ------         ------         ------           ------          ------
Net asset value,
  end of period                           $14.63           $14.87         $14.11         $12.54           $ 9.42          $13.14
                                          ------           ------         ------         ------           ------          ------
                                          ------           ------         ------         ------           ------          ------

Total return                              (1.61%)**<F10>    5.39%         12.52%         33.12%          (28.31%)        (24.05%)

Ratios/supplemental data:
Net assets, end
  of period (thousands)                  $16,517          $16,759        $16,535        $14,309          $10,320         $16,006
Ratio of expenses
  to average net assets:
  Before expense
    reimbursement                          1.85%*<F9>       1.88%          1.86%          2.10%            1.90%           1.82%
  After expense
    reimbursement                          1.50%*<F9>       1.50%          1.50%          1.50%            1.50%           1.50%
Ratio of net investment loss
  to average net assets:
  Before expense
    reimbursement                         (0.93%)*<F9>     (1.18%)        (0.96%)        (1.38%)          (1.23%)         (1.40%)
  After expense
    reimbursement                         (0.58%)*<F9>     (0.80%)        (0.60%)        (0.78%)          (0.83%)         (1.08%)
Portfolio turnover rate                   27.55%**<F10>    80.37%         73.38%         58.95%           61.66%          58.16%

*<F9>     Annualized
**<F10>   Not Annualized

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2006 (UNAUDITED)

NOTE 1 - ORGANIZATION

    The Capital Advisors Growth Fund (the "Fund") is a series of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

   E. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

   F. New Accounting Pronouncement: On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the six months ended June 30, 2006, Capital Advisors, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended June 30, 2006, the Fund incurred $64,308 in advisory fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2006, the Advisor reduced its fees in the amount of $30,378; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $263,050 at June 30, 2006. Cumulative expenses subject to recapture expire as follows:

                Year                Amount
                ----                ------
                2006              $118,039
                2007                53,605
                2008                61,028
                2009                30,378
                                  --------
                                  $263,050
                                  --------
                                  --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

  Fund asset level                            Fee rate
  ----------------                            --------
  Less than $15 million                       $30,000
  $15 million to less than $50 million        0.20% of average daily net assets
  $50 million to less than $100 million       0.15% of average daily net assets
  $100 million to less than $150 million      0.10% of average daily net assets
  More than $150 million                      0.05% of average daily net assets

For the six months ended June 30, 2006, the Fund incurred $17,149 in administration fees.

    U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund's custodian.

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    The officers of the Fund are employees of the Administrator.

    For the six months ended June 30, 2006, the Fund was allocated $4,006 of the Chief Compliance Officer fee.

NOTE 4 - DISTRIBUTION COSTS

    The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended June 30, 2006, the Fund paid the Distribution Coordinator $21,436.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

    For the six months ended June 30, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,674,362 and $4,698,500, respectively.

NOTE 6 - INCOME TAXES

    Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

    As of December 31, 2005, the Fund's most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

   Cost of investments                                     $13,673,241
                                                           -----------
                                                           -----------
   Gross tax unrealized appreciation                       $ 3,331,459
   Gross tax unrealized depreciation                          (267,703)
                                                           -----------
   Net tax unrealized appreciation                         $ 3,063,756
                                                           -----------
                                                           -----------
   Undistributed ordinary income                           $        --
   Undistributed long-term capital gain                             --
                                                           -----------
   Total distributable earnings                            $        --
                                                           -----------
                                                           -----------
   Other accumulated gains/losses                          $(9,431,011)
                                                           -----------
   Total accumulated earnings/(losses)                     $(6,367,255)
                                                           -----------
                                                           -----------

    The Fund had a capital loss carryforward of $9,431,011 which expires as follows:

                Year               Amount
                ----               ------
                2009           $(2,494,390)
                2010            (6,640,280)
                2011              (296,341)
                               -----------
                               $(9,431,011)
                               -----------
                               -----------

    During the year ended December 31, 2005, the Fund recognized post-October capital losses of $14,558 and utilized capital loss carryforwards of $508,106. There were no distributions paid during the six months ended June 30, 2006 and the year ended December 31, 2005.

NOTICE TO SHAREHOLDERS AT JUNE 30, 2006 (UNAUDITED)

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523, on the Fund's website at http://www.mcintyreinvestments.net, or on the SEC's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006

    Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

    The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Form N-Q is also available by calling 1-866-205-0523.

                                    ADVISOR
                             Capital Advisors, Inc.
                          320 Boston Street, Suite 825
                             Tulsa, Oklahoma 74103

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                      1555 N. RiverCenter Drive, Suite 302
                           Milwaukee, Wisconsin 53212

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-866-205-0523

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           Tait, Weller & Baker, LLP
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable to semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable to semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable to semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)  Advisors Series Trust
                   -----------------------------------------

     By (Signature and Title)*<F11>/s/ Eric M. Banhazl
                                   ------------------------------------
                                   Eric M. Banhazl, President

     Date    9/6/06
             --------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F11>/s/ Eric M. Banhazl
                                   -----------------------------
                                   Eric M. Banhazl, President

     Date    9/6/06
             -----------------------

     By (Signature and Title)*<F11>/s/ Douglas G. Hess
                                   ---------------------------
                                   Douglas G. Hess, Treasurer

     Date    9/5/06
             ---------------------

*<F11> Print the name and title of each signing officer under his or her signature.